Net income (loss) per share	12 Months Ended
Dec. 31, 2018
Earnings per share [abstract]
Net income (loss) per share
26 Net income (loss) per share
The following table sets forth pertinent data relating to the computation of basic and diluted net income (loss) per share attributable to common shareholders.

	Years ended December 31,
	2018	2017	2016
	$	$	$
Net income (loss)	4,187	(16,796)	(24,959)
Basic weighted average number of shares outstanding	16,440,760	14,958,704	10,348,879
Diluted weighted average number of shares outstanding	17,034,812	14,958,704	10,348,879
Items excluded from the calculation of diluted net income (loss) per share because the exercise price was greater than the average market price of the common shares or due to their anti-dilutive effect

Stock options	889,685	713,918	968,397
Share purchase warrants	3,391,844	3,417,840	3,779,245

Net income (loss) per share is calculated by dividing net income (loss) by the weighted average number of shares outstanding during the relevant period. Diluted weighted average number of shares reflects the dilutive effect of equity instruments, such as any "in the money" stock options and share purchase warrants. In periods with reported net losses, all stock options and share purchase warrants are deemed anti-dilutive such that basic net loss per share and diluted net loss per share are equal, and thus "in the money" stock options and share purchase warrants have not been included in the computation of net loss per share because to do so would be anti-dilutive.